EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Animas Corporation on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of Animas Corporation each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Animas Corporation.

/s/ Katherine D. Crothall

Katherine D. Crothall
President and Chief Executive Officer
Animas Corporation
August 9, 2004

/s/ Richard Baron

Richard Baron
Vice President – Finance and Chief Financial Officer
Animas Corporation
August 9, 2004